Fees Summary	Jan. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,608,675.00
Previously Paid Amount	0.00
Total Fee Amount	1,777.29
Total Offset Amount	0.00
Net Fee	$ 1,777.29